[E-XACT LOGO GRAPHIC]



                              EMPLOYMENT AGREEMENT

      This Agreement is made as of ___________________, between E-XACT TRANSACTIONS LTD., a Delaware corporation (the "COMPANY"), and ________________ ("EMPLOYEE").

      WHEREAS, the Company and Employee desire to enter into an agreement to provide for the terms and conditions of Employee's employment with the Company.

      WHEREAS, the success of the business of the Company is dependent on the goodwill established by the Employee and the Company's directors, executive officers and employees with the Company's customers and the public generally.

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Employee hereby agree as follows:

      1. EMPLOYMENT. The Company hereby engages Employee to serve as an employee of the Company with the title of Development Manager, and Employee agrees to serve the Company, for the period beginning on the date hereof and until Separation, in the capacities, and subject to the terms and conditions, set forth in this Agreement.

         (a) SERVICES. During the term of his/her service as an employee of the Company (the "SERVICE TERM") Employee shall have all of the duties and responsibilities as may be delegated from time to time by Management. Employee will devote his/her best efforts and substantially all of his/her business time and attention (except for vacation periods and periods of illness or other incapacity) to the business of the Company and its subsidiaries to carry out his/her responsibilities. Notwithstanding the foregoing, and provided that such activities do not interfere with the fulfillment of Employee's obligations hereunder, Employee may serve as a director or trustee of any charitable or non-profit entity. If Employee is to serve as director or trustee for any other for-profit entities, Employee shall obtain the consent of the Board of Directors. Employee shall be entitled to participate in the Company's employee benefit plans. Employee shall travel to such other locations as may be reasonably necessary in order to discharge his/her duties hereunder.

         (b) SALARY, BONUS AND BENEFITS. During the Service Term, the Company will pay Employee a base salary (the "ANNUAL BASE SALARY"), as Management may designate from time to time, at the rate of not less than $_______________ per annum payable in accordance with the Company's regular payroll practice. The Annual Base Salary and Options (defined below) shall be subject to review annually by Management, and may be increased at such time. Payment of the Annual Base Salary will be subject to source deductions and other deductions required to be deducted and remitted under applicable provincial, state or federal laws of Canada or the United States or Company policy. In addition, during the Service Term, Employee will be provided insurance in the form of health, accident, life and disability in addition to other benefits approved by the Board, fifteen days paid vacation or personal days, and all Company scheduled holidays. Any vacation or personal days not used during each year of employment shall be forfeited. The Company also will reimburse



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Employee for Employee's reasonable and customary expenses incurred in the ordinary course of the performance of his/her duties and responsibilities in accordance with applicable business expense reimbursement policies and procedures adopted by the Company from time to time. Employee shall be granted as of the effective date of this Agreement, ___________________ options (the "OPTIONS") at a strike price of $___________ (U.S.) each. The granting date shall be Employee's start date with the Company: _______________, 1999. One-thirty-sixth of the Options vests upon execution of this Agreement, and an additional 1/36 vests the first day of each month thereafter. All options shall have a five (5) year exercise date.

     2.    SEPARATION.

           (a) EVENTS OF SEPARATION. Employee's employment with the Company shall cease upon:

               (1) Employee's death.

               (2) Employee's disability, which means his/her incapacity due to physical or mental illness such that he/she is unable to perform his/her previously assigned duties where (A) such incapacity has been determined to exist by either (x) the Company's disability insurance carrier or (y) by the concurring opinions of two licensed physicians (one selected by the Company and one by Employee), and (B) the Board has determined, based on competent medical advice, that such incapacity will continue for such period of time of at least six continuous months and that it would have a material adverse effect on the Company. Any such separation for disability shall be only as expressly permitted by the Americans with Disabilities Act.

               (3) Separation by the Company upon Management's determination, in its good faith judgment, that such separation is in the best interests of the Company. Such Separation will be effective immediately after delivery to Employee of a written notice from Management that Employee has been terminated ("NOTICE OF SEPARATION") with or without Cause.

               (4) Employee's voluntary resignation by the delivery to Management of a written notice from Employee that Employee has resigned with or without Good Reason.

          (b) RIGHTS ON SEPARATION.

               (1) If the Separation is by Employee with Good Reason or a termination by the Company without Cause, the Company will continue to pay to Employee a monthly portion of the Annual compensation for a period equal to six
(6) months commencing on the date of Separation (the "SEVERANCE PERIOD") on regular salary payment dates (the "SEVERANCE PAYMENTS") and all Options shall vest immediately. The Employee understands that he will be limited to the aforesaid Severance Payments in lieu of notice of termination and that upon providing the Employee with such Severance Payments the Company will have satisfied all of its contractual, common law and statutory obligations. The Employee will not be entitled to receive any further severance pay, notice, payment in lieu of notice or damages of any kind and the Employee will not be entitled to receive any further amounts (except for amounts, if any, accrued under this Agreement up to the date of Separation and unpaid at the date of Separation) and the Employee will have thereupon released all claims and entitlements thereto including, without limitation, any claims and entitlements under the Employment Standards Act (British Columbia). Severance Payments will be subject to all source deductions and other deductions required to be deducted and remitted under applicable provincial, state or federal laws of Canada or the United States or Company policy.

               (2) If the Company terminates Employee's employment for Cause, if Employee dies or is disabled or if Employee resigns without Good Reason, the Company's obligations to pay any


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compensation or benefits under this Agreement will cease effective the date of
Separation with the exception that all Options shall vest immediately upon Employee's death or disability. Employee's right to receive any other benefits will be determined under the provisions of applicable plans, programs or other coverages. The Employee will not be entitled to receive any further amounts (except for amounts, if any, accrued under this Agreement up to the date of Separation and unpaid at the date of Separation), severance pay, notice, payment in lieu of notice or damages of any kind and the Employee will have thereupon released all claims and entitlements thereto, without limitation.

Notwithstanding the foregoing, the Company's obligation to Employee for severance pay or other rights under either subparagraphs (1) or (2) above (the "SEVERANCE PAY") shall cease if Employee is proven in a court of law to be in violation of the provisions of Sections 3 or 4 hereof. The Severance Pay, if any, shall be paid by the Company to Employee in equal monthly consecutive installments payable commencing on the Company's regularly scheduled payroll date next following the date of Employee's Separation. Until such time as Employee has received all of his/her Severance Pay, he/she will be entitled to continue to receive any health, accident, disability and excess life insurance benefits provided by the Company to Employee under this Agreement.

     3.    CONFIDENTIAL INFORMATION.

           (a) Employee acknowledges that the information, observations and data obtained by him during the course of his/her employment with or engagement by the Company concerning the technology, products, business and affairs of the Company and its affiliates are the property of the Company, including information concerning acquisition or alliance opportunities in or reasonably related to the Company's business or industry of which Employee becomes aware during the Service Term and any Severance Period. Therefore, Employee agrees that he/she will not disclose to any unauthorized person or use for his/her own account any of such information, observations or data without Management's prior written consent unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Employee's acts or omissions. Employee agrees to deliver to the Company on the date of Separation, or at any other time the Company may request in writing, all memoranda, notes, plans, records, reports and other documents (and copies thereof) relating to the business of the Company and its affiliates (including, without limitation, all acquisition prospects, lists and contact information) which he/she may then possess or have under his/her control.

           (b) Employee recognizes that the Company has received and in the future will receive confidential and proprietary information from third parties subject to a duty on the Company's part to maintain the confidentiality of such information and, in some cases, to use it only for certain limited purposes. Employee agrees that he owes the Company and such third parties, both during the Service Term and thereafter, a duty to hold all such confidential or proprietary information in the strictest confidence and not to, except as is consistent with the Company's agreement with the third party, disclose it to any person, firm or corporation or use it for the benefit of anyone other than the Company or such third party, unless expressly authorized to act otherwise by the President of the Company.

     4.    NONCOMPETITION AND NONSOLICITATION.

           (a) NONCOMPETITION. Employee acknowledges that in the course of his/her employment with or engagement by the Company he/she has and will become familiar with the Company's trade secrets and with other confidential information concerning the Company and that his/her services will be of special, unique and extraordinary value to the Company. Therefore, Employee agrees that, during the Service Term and any Severance Period, and during the 12-month period following Employee's resignation without Good Reason or a termination by the Company for Cause (the "NONCOMPETE PERIOD"), he/she shall not directly or indirectly own,


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manage, control, participate in, consult with, render services for, or in any manner engage in any business competing with the businesses of the Company or its Subsidiaries or any businesses in which the Company or any of its Subsidiaries has entertained discussions or has requested and received confidential information relating to the acquisition of or alliance with such business by the Company or its Subsidiaries.

          (b) NONSOLICITATION. During the Service Term and during the 1 year following Separation, Employee shall not directly or indirectly through another entity: (1) induce or attempt to induce any employee of the Company or any Subsidiary to leave the employ of the Company or such Subsidiary, or in any way interfere with the relationship between the Company or any Subsidiary and any employee thereof or (2) induce or attempt to induce any customer, supplier, licensee or other business relation of the Company or any Subsidiary to cease doing business with, or modify its business relationship with, the Company or such Subsidiary, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company or any Subsidiary.

          (c) ENFORCEMENT. If, at the time of enforcement of Section 3 or 4 of this Agreement, a court holds that the restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum duration, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum duration, scope and area permitted by law.

     5. OWNERSHIP. All work product done as an employee of the Company (the "Work Product") shall be considered work(s) made by Employee for hire for the Company and all worldwide right, title and interest in and to the Work Product, including all patents, trade secrets, trademarks, copyrights, improvements on same and other related rights (collectively, the "Proprietary Rights") shall belong exclusively to the Company and its designees. If by operation or law or for any other reason any of the Work Product, including all Proprietary Rights, is not owned in its entirety by the Company automatically upon creation thereof, then Employee agrees to assign, and hereby assigns, to the Company and its designees all ownership rights in such Work Product, including all related intellectual property rights. Employee shall supply, and will ensure that its associates and agents shall supply, all assistance reasonably requested in securing for the Company's benefit any Proprietary Rights, and will provide full information regarding any such item and execute all appropriate documentation prepared by the Company in applying for or otherwise registering, in the Company's name, all rights to any such item. Employee does not have and shall not be deemed to have any right, title, or intent in the Work Product or related material, whether under trade secrecy, copyright, trademark, patent or related laws.

     6.    DEFINITIONS.

           "BOARD OF DIRECTORS" or "BOARD" shall mean the board of directors of the Company.

           "CAUSE" shall mean:

           (a) Employee's: (1) commission of a felony, or the commission of any other act or omission involving dishonesty or fraud with respect to the Company or any of its Subsidiaries or any of their customers or suppliers which has been proven in a court of law, (2) misappropriation of any substantial funds or assets of the Company for personal use or (3) engaging in any conduct tending to bringing the Company or any of its Subsidiaries into substantial public disgrace or disrepute;

           (b) Employee's (1) continued substantial and repeated neglect of his/her duties, (2) his/her gross negligence or willful misconduct in the performance of his/her duties hereunder, materially injurious to the reputation, business or operations of the Company, or (3) his/her substantial and repeated failure to perform the

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duties of his/her position as directed by Management so long as that direction is not in contradiction with the terms of this Agreement;

           (c) Employees engaging in conduct constituting "cause" for Separation under the common law or laws of British Columbia or the United States of America.

           (d) Employee's  engaging  in  conduct   constituting  a  breach  of
Section 3 or 4 hereof.

           "GOOD REASON" shall mean Employee's resignation from employment with the Company within 30 days after the failure of the Company to pay an amount owing to Employee hereunder after Employee has provided the Company with written notice of such failure and such payment has not thereafter been made within 15 days of the delivery of such written notice.

           "MANAGEMENT" shall mean the Chief Executive Officer or his designee.

           "SUBSIDIARY" means any corporation of which the Company owns securities having a majority of the ordinary voting power in electing the board of directors directly or through one or more subsidiaries.

     7. NOTICES. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class United States mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) or by facsimile to the recipient at the address below indicated:

            IF TO THE COMPANY:

                  E-xact Transactions Ltd.
                  1610 - 555 West Hastings Street
                  Vancouver, British Columbia
                  Canada  V6H 4N6
                  Attention: Ted Henderson, President and Chief Executive
                             Officer
                  Tel. No.: (604) 691-1670
                  Fax No.:  (604) 691-1678


            IF TO THE EMPLOYEE:

                  -------------------------
                  -------------------------
                  -------------------------
                  Tel. No.: ---------------
                  Fax No.:  ---------------

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

     8.    GENERAL PROVISIONS.

           (a) NOT AN EMPLOYMENT CONTRACT. Employee agrees and understands that nothing in this Agreement shall confer any right with respect to continuation of employment by the Company, nor shall it

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interfere in any way with Employee's right or the Company's right to terminate
Employee's employment at any time, with or without cause.

          (b) SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (c) COMPLETE AGREEMENT. This Agreement embodies the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          (d) COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          (e) SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Employee, the Company and their respective successors and assigns; provided that the rights and obligations of Employee under this Agreement shall not be assignable.

          (f) CHOICE OF LAW. All questions concerning the construction, validity and interpretation of this Agreement will be governed by and construed in accordance with the internal laws of the State of Colorado, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Colorado or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Colorado.

          (g) REMEDIES. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

          (h) AMENDMENT AND WAIVER. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company and Employee.

          (i) BUSINESS DAYS. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company's principal office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

          (j) SEPARATION. This Agreement (except for the provisions of Section
1) shall survive the Separation of Employee's employment with the Company and shall remain in full force and effect after such Separation.

                             SIGNATURE PAGE FOLLOWS


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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                    E-XACT TRANSACTIONS LTD.


                                    By:
                                       ---------------------------------------
                                        Name: Ted Henderson
                                        Title: Chief Executive Officer



                                    EMPLOYEE


                                    ------------------------------------------



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